Exhibit 99.2

FOR IMMEDIATE RELEASE

Zoe’s Kitchen, Inc. Provides Preliminary Estimates for Results of Operations for the Twelve and Twenty-Eight Weeks Ended July 14, 2014

PLANO, TX - August 11, 2014 - Zoe’s Kitchen, Inc. (“Zoës Kitchen” or the “Company”) today announced the following preliminary estimates on its results of operations for the twelve and twenty-eight week periods ended July 14, 2014:

•
The Company estimates that total revenue will range between $41.6 million and $41.8 million for the twelve weeks ended July 14, 2014, and between $87.9 million and $88.1 million for the twenty-eight weeks ended July 14, 2014.

•	Comparable restaurant sales are estimated to have increased between 7.3% and 7.5% for the twelve weeks ended July 14, 2014, and between 6.4% and 6.5% for the twenty-eight weeks ended July 14, 2014.

•
In addition, the Company estimates that its income (loss) from operations will range between $1.4 million and $1.6 million for the twelve weeks ended July 14, 2014, and between $(5.1) million and $(4.9) million for the twenty-eight weeks ended July 14, 2014.

Preliminary results remain subject to the completion of normal quarter-end accounting procedures and adjustments and are subject to change. The Company expects to release financial and operating results for its twelve-week period ended July 14, 2014 on or around August 28, 2014.

Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected.

While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our Form S-1 as filed with the United States Securities and Exchange Commission.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates

Exhibit 99.2

with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

About Zoës Kitchen
Founded in 1995, Zoës Kitchen is a fast casual restaurant concept serving a distinct menu of fresh, wholesome, Mediterranean-inspired dishes delivered with Southern Hospitality with 124 locations in 15 states across the U.S. Zoës Kitchen aims to deliver goodness to its customers by providing simple, tasty and fresh Mediterranean meals, inspired by family recipes, and made from scratch daily.

Investor Relations Contact:
Fitzhugh Taylor, ICR
Fitzhugh.taylor@icrinc.com
214-436-8765 x284

Media Contact:
Liz Brady DiTrapano, ICR
Liz.ditrapano@icrinc.com
646-277-1226